                                                                EXHIBIT 24.1

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 25th day of April, 1999.


                                       /s/ Howard E. Rose
                                       --------------------
                                       Name: Howard E. Rose

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 23rd day of April, 1999.


                                       /s/ Roger A. Anderson
                                       -----------------------
                                       Name: Roger A. Anderson

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 23rd day of April, 1999.


                                       /s/ John W. Burkhart
                                       ----------------------
                                       Name: John W. Burkhart

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 26th day of April, 1999.


                                       /s/ Pamela M. Goergen
                                       -----------------------
                                       Name: Pamela M. Goergen

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 27th day of April, 1999.


                                       /s/ Neal I. Goldman
                                       ---------------------
                                       Name: Neal I. Goldman

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 26th day of April, 1999.


                                       /s/ Roger H. Morley
                                       ---------------------
                                       Name: Roger H. Morley

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 27th day of April, 1999.


                                       /s/ John E. Preschlack
                                       ------------------------
                                       Name: John E. Preschlack

                             BLYTH INDUSTRIES, INC.


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of BLYTH INDUSTRIES, INC., a Delaware corporation (the Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement for the registration of up to $250,000,000 aggregate principal amount of debt securities, of the Company, or if issued at an original issue discount, such greater principal amount as shall result in an aggregate initial public offering price of $250,000,000 (all in United States dollars or in an equivalent amount in another currency or composite currency) (the "Registration Statement"), constitutes and appoints each of ROBERT B. GOERGEN, RICHARD T. BROWNING and BRUCE D. KREIGER his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462(b) of the Securities Act) or supplements to the Registration Statement and to file the same, with all exhibits thereto (including, without limitation, this power of attorney) and other instruments and documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto, including without limitation to make any and all state securities law or blue sky filings, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 27th day of April, 1999.


                                       /s/ Frederick H. Stephens, Jr.
                                       --------------------------------
                                       Name: Frederick H. Stephens, Jr.